FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

(the “Fund”)

SUPPLEMENT DATED NOVEMBER 15, 2024, TO THE

SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 5, 2024, AS SUPPLEMENTED

Effective immediately, the following changes are being made to the portfolio management team of the Fund. Therefore, the following changes are being made to the Summary Prospectus, Prospectus and Statement of Additional Information with respect to the Fund.

Summary Section of Prospectus

The section entitled “Portfolio Managers” in the summary section of the prospectus with respect to the Fund is hereby deleted and replaced in its entirety with the following:

Robert B. Hyman, Managing Director of CoreCommodity Management, LLC, has been a portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations in June 2010 (and co-portfolio manager from May 2012 to July 2015 and November 2024 to present). Nelson Louie, Portfolio Manager of CoreCommodity Management, LLC, has been a co-portfolio manager of the Fund and the Cayman Subsidiary since November 2024. Messrs. Hyman and Louie are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Prospectus

The section entitled “The Portfolio Managers” in the Prospectus is hereby deleted and replaced in its entirety with the following:

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

The co-portfolio managers are primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary. Mr. Hyman has served as a portfolio manager of the Fund since its inception in June 2010, and Mr. Louie has served as a portfolio manager of the Fund since November 2024.

Portfolio Managers	Past 5 Years’ Business Experience
Robert B. Hyman	Managing Director for CoreCommodity Management, LLC (“CCM”) and Portfolio Manager to the Fund and its Cayman Subsidiary. Mr. Hyman re-joined CCM in June 2010. During his 30-plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government. Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager from May 2012 to July 2015 and November 2024 to present).
Nelson Louie	Portfolio Manager for CCM and Portfolio Manager to the Fund and its Cayman Subsidiary. Before joining CCM in September 2023, Mr. Louie was a Managing Director - Global Head of Commodities and a Senior Portfolio Manager for Credit Suisse Asset Management overseeing their commodities and volatility overlay strategies from August 2010 through November 2020. Prior to that, he was a Director at UBS and Managing Director at AIG Financial Products responsible for marketing commodities-based solutions. For 14 years until June 2007, Mr. Louie was at Credit Suisse Asset Management where he managed and traded numerous derivatives-based investments including their enhanced equity and commodity indexing portfolios, volatility arbitrage strategies, equity hedging and currency overlay portfolios. Mr. Louie graduated from Union College in 1991 with a B.A. in Economics.

Statement of Additional Information

The following information is added to the table under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information with respect to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Nelson Louie * (Portfolio Manager)	4	$1,429	2	$112	0	$0

*	Information is as of September 30, 2024

The following information should be included under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” of the Statement of Additional Information with respect to the Fund:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
Nelson Louie*	$100,001-$500,000

*	Information is as of October 31, 2024

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE